United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Materials under § 240.14a-12

SMARTKEM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SMARTKEM, INC.
Manchester Technology Centre, Hexagon Tower.
Delaunays Road, Blackley
Manchester, M9 8GQ U.K.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on September 23, 2024
To the Stockholders of SmartKem, Inc.
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of SmartKem, Inc. (the “Company”) to be held on September 23, 2024 at 12:00 p.m. Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/SMTK2024. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:
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To elect two director nominees to serve as Class III directors for a three-year term expiring at the annual meeting of stockholders in 2027;

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To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024; and

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To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

Only holders of our common stock, par value $0.0001 per share, of record at the close of business on August 19, 2024 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy to vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already submitted a proxy to vote your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.
By Order of the Board of Directors
/s/ Ian Jenks Ian Jenks Chairman and Chief Executive Officer
August 22, 2024
Manchester, United Kingdom

PROXY STATEMENT

i

SMARTKEM, INC.
MANCHESTER TECHNOLOGY CENTRE, HEXAGON TOWER.
DELAUNAYS ROAD, BLACKLEY
MANCHESTER, M9 8GQ U.K.
PROXY STATEMENT
This proxy statement (this “Proxy Statement”) contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 23, 2024 at 12:00 p.m. Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/SMTK2024 using the 16-digit control number on the proxy card that accompanied the proxy materials. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.0001, per share.
Proxies for the Annual Meeting are being solicited by the Board of Directors (the “Board”) of SmartKem, Inc. (the “Company”). This Proxy Statement is first being made available to stockholders on or about August 22, 2024. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at Delaunays Road, Blackley Manchester, M9 8GQ U.K, during normal business hours for ten days prior to the Annual Meeting and available during the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on September 23, 2024.
Our proxy materials including the Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended December 31, 2023 and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.
ABOUT THE MEETING
Why are we calling this Annual Meeting?
We are calling the Annual Meeting to seek the approval of our stockholders:
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To elect Ian Jenks and Melisa Denis to serve as Class III directors for a three-year term expiring at the annual meeting of stockholders in 2027;

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To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024; and

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To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

What are the Board’s recommendations?
Our Board believes that the election of Mr. Jenks and Ms. Denis as directors and the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024 are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the proposals. If you are a stockholder of record and you return a properly executed proxy card or submit a proxy to vote over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.
Who is entitled to vote at the meeting?
Only stockholders of record at the close of business on the record date, August 19, 2024 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Holders of record of shares of common stock have the right to vote on all matters brought before the Annual Meeting.
Holders of our common stock are entitled to one vote per share on each matter to be voted upon. As of the Record Date, we had 1,750,472 shares of common stock outstanding.
Who can attend the meeting?
All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at www.virtualshareholdermeeting.com/SMTK2024 using the 16-digit control number on the proxy card that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.
The live webcast of the Annual Meeting will begin promptly at 12:00 p.m. Eastern Time on September 23, 2024. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.
An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about August 22, 2024. By accessing this portal, stockholders will be able to submit a proxy to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at www.virtualshareholdermeeting.com/SMTK2024. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of at least one-third of the voting power of all issued and outstanding shares of our capital stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.
How do I vote or submit a proxy to vote?
You may submit your proxy to vote on the Internet, by telephone, by mail or may vote by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone proxy submission procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.
Submit a Proxy to Vote on the Internet
If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com, and following the instructions provided in the proxy card that accompanied the proxy materials. If your shares are held with a broker, you will need to go to the website provided on your proxy card. Have your proxy card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you submit a proxy to vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on September 22, 2024.
Submit a Proxy to Vote by Telephone
If you are a stockholder of record, you can also submit a proxy to vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can submit a proxy to vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on September 22, 2024.
Submit a Proxy to Vote by Mail
You may choose to submit a proxy to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to submit a proxy to vote by mail as it must be received by 11:59 p.m., Eastern Time, on September 22, 2024.
Vote at the Annual Meeting
You will have the right to vote during the Annual Meeting on www.virtualshareholdermeeting.com/SMTK2024. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to vote at our Annual Meeting.
Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.
The proxies to vote that are submitted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.
What if I vote and then change my mind?
You may revoke your proxy at any time before it is exercised by:
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filing with the Secretary of the Company a notice of revocation;

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submitting a later-dated proxy to vote by telephone or on the Internet;

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sending in another duly executed proxy bearing a later date; or

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attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest proxy or vote will be the vote that is counted.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.
What vote is required to approve each proposal?
Assuming that a quorum is present, the following votes will be required:
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With respect to the first proposal (election of Class III directors, “Proposal 1”), the directors are elected by a plurality of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote. As a result, withheld votes and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal.

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The second proposal, to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024 (“Proposal 2”), requires the affirmative vote of a majority in voting power of the votes cast on this proposal by holders of our common stock, in person or by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. Because this proposal is “routine” (see below), no broker non-votes will occur on this proposal.

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With respect to any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast by holders of our common stock, in person or by proxy, is required to approve such proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. No broker non-votes will occur on any “routine” proposals, and broker non-votes will not affect the outcome of any “non-routine” proposals.

Under the General Corporation Law of the State of Delaware, our stockholders will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.
What are “broker non-votes”?
Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.
A broker non-vote occurs when there is at least one “routine” matter to be considered at a meeting and a broker submits a proxy to vote on at least one “routine” proposal but does not vote on a given proposal because the broker does not have discretionary power for that particular item and has not received instructions from the beneficial owner on that proposal.
The election of directors (Proposal 1) is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 1. The ratification of our independent registered public accounting firm (Proposal 2) is generally considered to be a “routine” matter, and therefore, a bank or broker may be able to vote on Proposal 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

How are we soliciting this proxy?
We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.
We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT TWO DIRECTORS AS CLASS III DIRECTORS TO SERVE A
THREE-YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2027 AND UNTIL HIS OR HER
SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED
Our Board is divided into three classes: Class I, Class II and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by the affirmative vote of a majority of the total remaining directors then in office, even if less than a quorum, or by a sole remaining director. A director elected by the Board to fill a vacancy in a class or a newly created directorship created by an increase in the number of directors in a class, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
Our Board presently has five members. There are two directors in the class (Class III) whose term of office expires in 2024. Each of the nominees listed below is currently a director of the Company. If elected at the Annual Meeting, each nominee would serve until our 2027 annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier resignation, death or removal.
Directors are elected by a plurality of the votes cast. Stockholders may not vote, or submit a proxy, for more than two nominees. The nominees receiving the highest number of affirmative votes will be elected. Unless otherwise directed, shares represented by executed proxies will be voted for the election of Mr. Jenks and Ms. Denis. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Class III Nominees for Election for a Term Expiring at the 2027 Annual Meeting
The following table sets forth the name, age and position and tenure of the individuals nominated for election as our Class III directors for a term expiring at the 2027 annual meeting:
Name	Age	Position	Served as a Director Since
Ian Jenks	70	Chairman of the Board and Chief Executive Officer	2021
Melisa Denis	61	Director	2023
The following includes a brief biography of each of Mr. Jenks and Ms. Denis, based on information furnished to us by each of them, with such biography including information regarding the experiences, qualifications, attributes or skills that caused our Nominating and Corporate Governance Committee and the Board to determine that each of them should continue to serve as members of our Board.
Ian Jenks has served as our Chief Executive Officer and President since December 2017 and as a member of our Board since February 2021. Mr. Jenks has more than 30 years of board-level experience in the industrial technology industry and has served as chief executive officer of companies operating in the United States and Europe. Mr. Jenks founded and since August 2010 has acted as the chief executive officer of Ian Jenks Limited, a consulting company providing consulting services to companies in the industrial technology industry. Mr. Jenks’s past directorships include Techstep ASA, a provider of managed mobile services in the Nordics, Paysafe plc., an international provider of payment processing services, and Brady plc, a provider of commodity trading software. Mr. Jenks has also served and continues to serve as a director of a number of private companies. Mr. Jenks received a B.Sc. in Aeronautical Engineering from Bristol University. We believe that Mr. Jenks’ significant management experience and experience in the technology industry qualify him to serve on our Board.
Melisa Denis has served as a member of our Board since November 2023. Since November 20, 2020, she has served as a member of the audit committee and mergers and acquisitions committee of the board of directors of Hydrofarm Holdings Group, Inc. (NASDAQ: HYFM). Ms. Denis previously served as a partner at KPMG from 1998 to October 2020, including as National Tax Leader for Consumer Goods and as the leader of the Consumer and Industrial Market for Dallas. Ms. Denis has served as a member of the Board of Regents and chair of the audit committee for the University of North Texas System since January 2020, an advisory board member of Women Corporate Directors since 2011, and a board member of Enactus, a global non-profit, since 2019. Ms. Denis is a Certified Public Accountant and received her degree in accounting and her Bachelor of Science and Master of Science from the University of North Texas. We believe that Ms. Denis’s accounting and public company experience qualifies her to serve on our Board.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS III DIRECTOR NOMINEES.
Continuing Directors
The following table sets forth the name, age, position and tenure of the directors who are serving for terms that end following the Annual Meeting:
Name	Age	Position(s)	Served as an Officer or Director Since
Class I Director:
Steven DenBaars	62	Director	2022
Class II Directors:
Klaas de Boer	59	Director	2021
Sriram Peruvemba	59	Director	2023
The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to us by each director.
Class I Director Continuing in Office until the 2025 Annual Meeting
Steven DenBaars has served as a member of our Board since June 2022. Professor DenBaars is a Distinguished Professor of Materials and Co-Director of the Solid-State Lighting and Energy Electronics Center at University of California, Santa Barbara. Professor DenBaars joined UCSB in February 1991, and currently holds the Mitsubishi Chemical Chair in Solid State Lighting and Displays. He has served on the board of directors of Akoustis Technologies, Inc. (NASDAQ:AKTS), a developer and manufacturer of radio frequency filters for mobile devices since May 2015 and has served on its technology committee since July 2017. He has also been a member of the board of directors of Aeluma, Inc., a privately held start-up engaged in the manufacture high performance sensors for mobile devices and vehicles, since June 2021. Professor DenBaars was formerly a co-founder and board member of privately held technology start-up companies, Soraa Inc. and Soraa Laser Diode Inc. Professor DenBaars has a Bachelor of Science in Metallurgical Engineering from the University of Arizona and a Master of Science and a Ph.D. in Material Science and Electrical Engineering from the University of Southern California. Professor DenBaars is a member of the National Academy of Engineering, and a Fellow of IEEE and National Academy of Inventors. We believe that Professor DenBaars’s years of experience in the electronics industry and his extensive research involving semiconductors qualify him to serve on our Board.
Class II Directors Continuing in Office until the 2026 Annual Meeting
Klaas de Boer has served as a member of our Board since February 2021 and has served as a member of the board of directors of SmartKem Limited since 2017. From January 2008 until June 2021, Mr. de Boer served as the managing partner of Entrepreneurs Fund Management LLP, a venture capital firm. Mr. de Boer served as a director of Lifeline Scientific Inc., Heliocentris Energy Solutions AG and serves as chair of AIM listed Xeros Technology Group plc. Mr. de Boer has been a venture capitalist for more than 20 years. Mr. de Boer received his M.Sc. degree in Applied Physics from Delft University of Technology and his M.B.A. from INSEAD. We believe that Mr. de Boer’s venture capital experience, experience with complex technology companies and previous experience as a director of publicly traded companies qualify him to serve on our Board.
Sriram Peruvemba has served as a member of our Board since July 2023. From September 2019 until his appointment to the Board, Mr. Peruvemba served as a consultant to the Company. Since July 2014, he has served as the chief executive officer of Marketer International Inc., a consulting services firm specializing in the global high-tech industry. Prior to that, from December 2009 to April 2013, Mr. Peruvemba was the chief marketing officer for E Ink Holdings, a company specializing in electronic paper displays. Since June 2020, Mr. Peruvemba has served on the board of directors of WiSA Technologies, Inc. (NASDAQ: WISA), an audio wireless technology company. He has also served as a board member of Visionect d.o.o, an electronics company in Slovenia since September 2017. Mr. Peruvemba has also served as chairman of the board of Omniply, a Montreal-based electronics and display company since May 2020 and as board member of Edgehog Advanced Technologies an anti-reflective technology company in Canada since January 2023. Mr. Peruvemba has a B.S. from R. V. College of Engineering, Bangalore, an M.B.A. from Barton School of Business, WSU and a post-graduate diploma in management from Indira Gandhi National University. We believe that Mr. Peruvemba’s experience in the technology industry qualifies him to serve on our Board.

CORPORATE GOVERNANCE
Board of Directors Composition
Our Board is currently composed of five directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
We have no formal policy regarding board diversity. Our priority in selection of Board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.
Board Membership Diversity
The table below provides certain highlights of the composition of our Board members. Each of the categories listed in the table below has the meaning used in Nasdaq Rule 5605(f).
Board Diversity Matrix (As of August 19, 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—
Board of Directors Meetings
Our Board met eight times in 2023. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All of the directors serving on our Board at the time attended the 2023 annual meeting of stockholders, which was held remotely.
Director Independence
Our common stock is listed on The Nasdaq Capital Market (“Nasdaq”). Pursuant to the rules of Nasdaq independent directors must comprise a majority of our Board. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Under such rules, our Board has determined that all current members of the Board are independent, except Mr. Jenks and Mr. Peruvemba. Mr. Jenks is not an independent director under these rules because he is an executive officer of the Company. Mr. Peruvemba is not an independent director under these rules, because, prior to his appointment to the Board, he served as a consultant to the Company and earned compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the last three years. Ms. Keck, who resigned from the Board in November of 2023, was not an independent director under these rules because she is an executive officer of the Company. In making such independence determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors and executive officers.
Board Committees
Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates pursuant to a charter adopted by our Board. Members serve on these committees until their resignation or until otherwise determined by the Board. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act and SEC rules and regulations and Nasdaq.
Audit Committee
Ms. Denis, Mr. de Boer and Mr. DenBaars serve on the Audit Committee, which is chaired by Ms. Denis. Our Board has determined that each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that each are “independent” for Audit Committee purposes as that term is defined under SEC and Nasdaq Marketplace Rules. The Board has designated Ms. Denis as an “audit committee financial expert,” as defined under the applicable rules of the SEC.
The Audit Committee’s responsibilities include, but are not limited to:
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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

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obtaining and reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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discussing with our independent registered public accounting firm our understanding of our relationships and transactions with related parties that are significant to us and the auditor’s evaluation of our identification of and disclosure of our relationships and transactions with related parties;

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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

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discussing guidelines and policies with respect to risk assessment and risk management and the steps that our management takes to monitor and control financial risk exposure;

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recommending, based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements will be included in our Annual Report on Form 10-K;

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conducting activities relating to our code of business conduct and ethics;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;

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reviewing with legal counsel legal and regulatory matters;

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annually evaluating the performance of the Audit Committee and reviewing and reassessing the Audit Committee charter;

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reviewing all related person transactions for potential conflict of interest situations and making recommendations to our Board regarding all such transactions; and

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reviewing earnings releases.

Our Audit Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Audit Committee met four times in 2023.
Compensation Committee
Mr. DenBaars, Mr. de Boer and Ms. Denis serve on the Compensation Committee, which is chaired by Mr. DenBaars. Our Board has determined that each member of the Compensation Committee is “independent” as defined under the Nasdaq Marketplace Rules. The Compensation Committee’s responsibilities include, but are not limited to:
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annually reviewing and approving the corporate goals and objectives to be considered in determining the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) recommending to the Board the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to the independent directors on the Board regarding grants and awards to our Chief Executive Officer under equity-based plans;

•
determining bases for and fix compensation levels for all executive officers;

•
reviewing and approving the cash compensation of our other executive officers;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
supervising, administering and evaluating our compensation and similar plans and making grants and awards thereunder;

•
reviewing and approving, subject to stockholder approval, the creation or amendment of any incentive, equity-based and other compensatory plans in which executive officers and key employees participate;

•
reviewing and approving any employment agreements, severance agreements, change-in-control arrangements or special employee benefits;

•
reporting to the Board significant matters arising from the work of the Compensation Committee;

•
to the extent applicable under federal securities law, reviewing and discussing the Compensation Discussion and Analysis disclosure;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the Nasdaq Marketplace Rules;

•
reviewing and approving our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to the Board the compensation of our directors;

•
annually evaluating the performance of the Compensation Committee;

•
annually evaluating the adequacy of the director’s fees and the composition of the director’s fees;

•
preparing the Compensation Committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and

•
reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Our Compensation Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Compensation Committee met one time in 2023.
Nominating and Corporate Governance Committee
Mr. de Boer, Mr. DenBaars and Ms. Denis serve on the Nominating and Corporate Governance Committee, which is chaired by Mr. de Boer. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the Nasdaq Marketplace Rules.
The Nominating and Corporate Governance Committee’s responsibilities include, but are not limited to:
•
recommending to the Board the size of the Board, composition of the Board, process for filling vacancies and tenure of the Board members;

•
developing and recommending to the Board criteria for Board and committee membership;

•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•
recommending that the Board select director nominees for election at each annual meeting of stockholders;

•
reviewing stockholder proposals and proposed responses;

•
developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, reviewing the guidelines at least once a year and recommending changes, and overseeing corporate governance practices and procedures;

•
reviewing the composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•
identifying individuals qualified to become members of the Board;

•
recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•
reviewing and discussing with management the disclosure regarding the operations of the Nominating and Corporate Governance Committee and director independence;

•
reviewing the adequacy of the committee charter and recommending changes;

•
annually conducting and presenting to the Board a performance evaluation of the Nominating and Corporate Governance Committee; and

•
overseeing the evaluation of our Board and management.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Nominating and Corporate Governance Committee met one time in 2023.
Our Board may, from time to time, establish other committees.
Stockholder Nominations for Directorships
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to our Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.
•
the name and address of record of the security holder;

•
a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”);

•
the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•
a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

•
a description of any arrangements or understandings between the security holder and the proposed director candidate; and

•
the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.
Board Leadership Structure and Role in Risk Oversight
The chief executive officer and chairman positions are held by Ian Jenks. Mr. Jenks also beneficially owns approximately 5.8% of our common stock as of August 19, 2024. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Mr. Jenks, as our Chief Executive Officer, has extensive knowledge of all aspects of the Company, our business and risks, and our customers. Our Board has no lead independent director; however, the Board may choose to elect one.
Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the board’s risk strategy. While the Board oversees the Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.
Stockholder Communications
Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as the Secretary considers appropriate.
Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A current copy of our code is posted on our website, which is located www.smartkem.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.
Anti-Hedging Policy
Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

INFORMATION CONCERNING EXECUTIVE OFFICERS
The following table sets forth certain information regarding our current executive officers:
Name	Age	Position(s)	Serving in Position Since
Ian Jenks	70	Chairman of the Board and Chief Executive Officer	2017
Barbra Keck	46	Chief Financial Officer	2022
Beverley Brown, Ph.D.	62	Chief Scientist	2014
Simon Ogier, Ph.D.	50	Chief Technology Officer	2019
Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:
Ian Jenks, Chairman of the Board and Chief Executive Officer
See description under “Class III Nominees for Election for a Term Expiring at the 2027 Annual Meeting.”
Barbra Keck, Chief Financial Officer
Ms. Keck has served as our Chief Financial Officer since December 2022 and served as a member of our Board from February 2021 to November 2023. From February 2021 to December 2022, Ms. Keck served as the chief financial officer of Deverra Therapeutics, Inc., a developer of cell therapies. From January 2009 until May 2020, she held positions of increasing responsibility at Delcath Systems, Inc., an interventional oncology company, starting as controller and ultimately becoming a senior vice president in March 2015 and chief financial officer in February 2017. Ms. Keck received an M.B.A. in Accountancy from Baruch College and a Bachelor of Music in Music Education from the University of Dayton.
Beverley Brown, Ph.D., Chief Scientist
Dr. Brown has served as our Chief Scientist since July 2014. She provides services to us through her consulting company, B Brown Consultants Ltd. Prior to joining our company, she held a number of research and development positions with increasing responsibilities at Imperial Chemical Industries Ltd., Zeneca Group PLC and at the Avecia Group PLC. She formed BAB Consultants Ltd in 2006 and for approximately eight years provided consulting services to a number of chemical companies, as well as to the U.K. government and CPI. Dr. Brown has worked in the field of organic semiconductor technology and in the area of printable electronics for almost 20 years. Dr. Brown holds a Ph.D. in Organic Chemistry from the University of Glasgow.
Simon Ogier, Ph.D., Chief Technology Officer
Dr. Ogier has served as our Chief Technology Officer since June 2019. From August 2015 to June 2019 Dr. Ogier was CTO at NeuDrive Limited, a developer of organic semiconductor materials for sensor and other electronic applications, where he was responsible for the development of processes to fabricate OTFTs and to integrate them into biosensor devices. From April 2007 to July 2015, Dr. Ogier was Head of Research and Development within the U.K.’s Printable Electronics Technology Centre (“PETEC”) at CPI. He was responsible for the establishment of the PETEC facility and for developing the technical programs of work to build a capability within the U.K. for printed/plastic electronics processing. Dr. Ogier is a member of the IEC TC119 standards committee for Printed Electronics, leading the development of international standard IEC62899-203 (Semiconductor Ink) and is a Fellow of the Institute of Physics. Dr. Ogier has over 19 years of experience developing high performance organic semiconductors for transistor applications. Dr. Ogier has co-authored a number of journal articles and is a co-inventor on a number of patents families. He received a bachelor’s degree and Ph.D. in Physics from the University of Leeds.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows the compensation awarded to or earned by our principal executive officer during the fiscal year ended December 31, 2023 and December 31, 2022, our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2023 and December 31, 2022, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer as of December 31, 2023. The persons listed in the following table are referred to herein as the “named executive officers.”
Officer Name and Principle Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation(2)	Total
		$	$	$	$	$
Ian Jenks Chief Executive Officer	2023	342,333	50,000	—	17,117	409,450
	2022	313,500	76,500	156,840	22,093	568,933
Barbra Keck(4) Chief Financial Officer	2023	314,773	37,500	—	19,800	372,073

Beverly Brown(3) Chief Scientist	2023	200,093	—	—	—	200,093
	2022	217,163	41,053	47,052	—	305,268

(1)
The amounts reported represent the aggregate grant-date fair value of the stock options awarded to the named executive officer, calculated in accordance with Accounting Standards Codification 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

(2)
Represents our contributions to our workplace pension scheme, the 401(k) Plan (as defined below) and private healthcare insurance.

(3)
Represents consulting fees paid to Dr. Brown’s consulting company.

(4)
Includes a payment of $14,773 for 2022 salary paid in January 2023.

In accordance with the U.K. Pensions Act 2008 (the “Pensions Act”), we have established a workplace pensions scheme available for all our employees in the UK, which is equivalent to a defined contribution plan. In accordance with the Pensions Act, all eligible employees are automatically enrolled upon joining our company unless they advise they wish to opt out. As defined by the Pensions Act, the current required contributions are 5% employee and 3% employer. We match employee contributions to a maximum of 6% of base salary. Contributions made by us vest immediately.
We sponsor a 401(k) savings plan (the “401(k) Plan”) for all eligible employees. Under the 401(k) Plan, we do not make matching contributions into the 401(k) Plan other than the annual required safe harbor match.
Employment and Change in Control Agreements
We have entered into an employment agreement with Mr. Jenks (the “Jenks Employment Agreement”) dated as of February 23, 2021 (the “Commencement Time”) setting forth the terms and conditions of his employment and his expectations as our Chief Executive Officer and President. The Jenks Employment Agreement provides, among other things, for: (i) a term of three years beginning from the Commencement Time, subject to automatic renewal for successive one-year terms unless either party provides sixty (60) days prior written notice of its intent not to renew; (ii) an annual base salary of $300,000; (iii) eligibility for an annual bonus having a target of 30% of his then base salary; and (iv) in the event that Mr. Jenks’ employment is terminated without “cause” or he resigns “for good reason” (each as defined in the Jenks Employment Agreement), or his employment is terminated at the end of the any term, as the result of our company providing notice of non-renewal, subject to execution and non-revocation of a release of claims in our favor, Mr. Jenks’ will be eligible for: (a) payments equal to six (6) months of Mr. Jenks’ base salary (at the rate in effect immediately prior to the date of termination), less applicable withholdings and authorized deductions, to be paid in equal installments in accordance with our customary payroll practices), (b) a pro-rata bonus for the year of termination and (c) in the event Mr. Jenks timely elects to continue his health insurance employee benefits pursuant to COBRA, monthly payments equal to the applicable COBRA costs for a period of six (6) months. Mr. Jenks is subject to non-compete and non-solicit provisions, which applies during the term of his employment and for a period of 12 months following termination of his employment for any reason. The Jenks Employment Agreement also contains customary confidentiality and assignment of inventions provisions. In September 2023, the compensation committee approved an increase to Mr. Jenks’ annual base salary to $400,000 from $300,000, effective September 1, 2023, and increased Mr. Jenks’ annual target bonus percentage to 50% of his base salary from 30% of his base salary.
On March 29, 2023, we entered into an employment agreement with Ms. Keck (the “Keck Employment Agreement”) setting forth the terms and conditions of her employment and her expectations as Chief Financial Officer. The Keck Employment Agreement provides, among other things, for: (i) a term of three years beginning from December 14, 2022, the date of Ms. Keck’s appointment as Chief Financial Officer, subject to automatic renewal for successive one-year terms unless either party provides sixty (60) days prior written notice of its intent not to renew; (ii) an annual base salary of $300,000 (subject to adjustment upwards to $350,000 in the board of director’s discretion, but at the latest immediately upon the listing of the Company’s common stock on either The Nasdaq Stock Market or the NYSE American Exchange); (iii) eligibility for an annual bonus having a maximum of 40% of her then base salary; and (iv) in the event that Ms. Keck’s employment is terminated without “cause” or she resigns “for good reason” (each as defined in the Keck Employment Agreement), or her employment is terminated at the end of the any term as the result of the Company providing notice of non-renewal, subject to execution and non-revocation of a release of claims in the Company’s favor, Ms. Keck will be eligible for: (a) payments equal to twelve (12) months of her base salary (at the rate in effect immediately prior to the date of termination), less applicable withholdings and authorized deductions, to be paid in equal installments in accordance with our customary payroll practices), (b) a pro-rata bonus for the year of termination and (c) in the event Ms. Keck timely elects to continue any health insurance employee benefits pursuant to COBRA, monthly payments equal to the applicable COBRA costs for a period of six (6) months. Ms. Keck is subject to non-compete and non-solicit provisions, which apply during the term of her employment and for a period of twelve (12) months following termination of her employment for any reason. The Keck Employment Agreement also contains customary confidentiality and assignment of inventions provisions. Effective on May 31, 2024, the date the Company’s common stock became listed on Nasdaq, Ms. Keck’s salary was increased to $350,000.
We entered into a consultancy agreement with B Brown Consultants Ltd, Dr. Brown’s consultancy company, dated as of February 23, 2021 (the “Brown Consultancy Agreement”). The Brown Consultancy Agreement provides, among other things, for: (i) Dr. Brown (or, with the approval of our board a substitute) is to provide defined services to SmartKem; (ii) the Brown Consultancy Agreement will continue for a fixed term of three years unless terminated (a) by either party giving not less than 12 months’ prior notice in writing, or (b) by SmartKem for “cause”; and (iii) a monthly fee, payable monthly in arrears within 30 days of receipt of an invoice, by reference to daily rate of $1,119 plus applicable value added taxes and an hourly rate of $139.90 plus applicable value added taxes. SmartKem also agreed to reimburse certain expenses incurred in connection with the services to be provided under the Brown Consultancy Agreement.

Outstanding Equity Awards at December 31, 2023
The following table presents information regarding the outstanding options held by each of our named executive officers as of December 31, 2023.
			Option Awards
			Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date(1)
Name	Grant Date	Type	Exercisable	Unexercisable
Ian Jenks	03/31/2021	ISO	11,729	5,332	$70.00	03/30/2031
	08/07/2022	ISO	1,518	2,768	$70.00	08/06/2032
Barbra Keck	03/31/2021	NQSO	354	161	$70.00	03/30/2031
	08/07/2022	NQSO	61	111	$70.00	08/06/2032
	12/14/2022	NQSO	3,215	9,643	$70.00	12/13/2032
Beverly Brown(2)	02/23/2021	NQSO	5,089	—	$0.035	02/22/2031
	03/31/2021	ISO	3,666	1,666	$70.00	03/30/2031
	08/07/2022	NQSO	455	831	$70.00	08/06/2032

(1)
The expiration date shown is the normal expiration date and the latest date that options may be exercised subject to certain extraordinary events.

(2)
Consists of SmartKem Ltd. unapproved options held by Dr. Brown’s consulting company.

DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation paid to our directors during 2023.
Director Name	Year	Cash Compensation	Stock Option Awards	All Other Compensation	Total
		$	$	$	$
Klaas de Boer(1)	2023	27,000	—	—	27,000
Steven DenBaars(2)	2023	36,000	—	—	36,000
Sri Peruvemba(3)	2023	9,000	—	—	9,000
Melisa Denis(4)	2023	—	—	—	—
Barbra Keck(5)	2023	—	—	—	—

(1)
The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Mr. de Boer was 687.

(2)
The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Mr. DenBaars was 515.

(3)
The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Mr. Peruvemba was 1,887.

(4)
Ms. Denis was appointed to our Board in November 2023. The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Ms. Denis was zero.

(5)
Ms. Keck, our Chief Financial Officer, resigned as a member of our Board in November 2023. Ms. Keck, who is our Chief Financial Officer, received no additional compensation for services provided as a director in 2023. The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2023 held by Ms. Keck was 13,545. Options to purchase 12,858 shares of common stock were issued to Ms. Keck in connection with her appointment as our Chief Financial Officer.

Non-Employee Director Compensation
On March 31, 2021, the Board, upon recommendation of the Compensation Committee, adopted a non-employee director compensation policy (the “Policy”), pursuant to which each non-employee employee director is entitled to receive an annual cash retainer of $36,000. On July 31, 2024, the Board approved (i) an increase to the annual cash retainer to $55,000 and (ii) an annual $5,000 cash retainer to the Audit Committee chairperson. In addition, each non-employee director was initially granted options to purchase 18,000 shares of common stock, which will vest 25% on the one-year anniversary of the grant date and the remainder in equal monthly installments over three years and is entitled in each subsequent year to receive options to purchase 6,000 shares of common stock, which will vest on the one-year anniversary of the grant date. All equity awards granted pursuant to Policy are subject to the terms and conditions of the Company’s 2021 Equity Incentive Plan and/or the UK Tax-Advantaged Sub-Plan.

EQUITY COMPENSATION PLAN INFORMATION
The 2021 Equity Incentive Plan which includes a UK Tax-Advantaged Sub-Plan for employees of SmartKem based in the United Kingdom (the “2021 Plan”) was approved by our Board and stockholders on February 23, 2021. The general purpose of the 2021 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants, and to promote the success of our business.
The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2023.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) c)(2)(3)
Equity compensation plans approved by security holders(1)	70,411	$63.07	676,565
Equity compensation plans not approved by security holders	—	$—	—
Total	70,411	$63.07	676,565

(1)
The amounts shown in this row include securities under the 2021 Plan.

(2)
In accordance with the “evergreen” provision in our 2021 Plan, an additional 35,586 shares were automatically made available for issuance on the first day of 2024, which represents 4.0% of the number of shares outstanding on December 31, 2023; these shares are included in this calculation.

(3)
At the 2023 Annual Meeting, the Company’s stockholders approved an amendment (the “2021 Plan Amendment”) to the Company’s 2021 Plan, increasing the number of the shares of common stock, reserved for issuance under the 2021 Plan from 125,045 shares to 743,106 shares. The Board had previously approved the 2021 Plan Amendment, subject to stockholder approval.

REPORT OF THE AUDIT COMMITTEE*
The undersigned members of the Audit Committee of the Board of SmartKem, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2023 as follows:
1.
The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2023.

2.
The Audit Committee has discussed with representatives of Marcum LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.
The Audit Committee has discussed with Marcum LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by Marcum LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.
Audit Committee of SmartKem, Inc.
Melisa Denis
Klaas de Boer
Steven DenBaars

*
The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of August 19, 2024, by:
•
each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our directors and current executive officers as a group.

We have determined beneficial ownership in accordance with SEC rules. Except as indicated in the footnotes below, and subject to applicable community property laws, we believe, based on the information furnished to us, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The percentage of beneficial ownership is based on 1,750,472 shares of our common stock outstanding as of August 19, 2024. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all shares of our common stock as to which such person or entity has the right to acquire within 60 days of August 19, 2024, through the exercise of any option or other right. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Certain beneficial owners of our common stock own shares of our Series A-1 Preferred Stock and/or warrants to purchase shares of our common stock that contain blockers preventing the holder from converting its shares or exercising its warrants if as a result of such conversion or exercise the holder would beneficially own more than 4.99% or 9.99%, as applicable, of our common stock. In preparing the table below, we have given affect to those blockers where applicable. Unless otherwise noted below, the address of each beneficial owner named below is c/o SmartKem, Inc., Manchester Technology Center, Hexagon Tower, Delaunays Road, Blackley Manchester, M9 8GQ U.K.
Name of Beneficial Owner	Shares Beneficially Owned (#)	Percentage Beneficially Owned (%)
5% Stockholders:
Octopus Investments Limited, 33 Holburn, London ECIN 2HT(1)	213,602	12.2%
Entrepreneurs Fund LP, 2nd Floor, Windward House, La Route de la Liberation, St Helier, Jersey, JE2 3BQ, The Chanel Islands(2)	102,436	5.9%
Orin Hirschman, 6006 Berkeley Ave., Baltimore, MD 21209(3)	173,296	9.9%
The Hewlett Fund, LP(4)	173,296	9.9%
Five Narrow Lane(5)	173,296	9.9%
Executive Officers and Directors:
Ian Jenks(6)	98,850	5.6%
Barbra Keck(7)	39,874	2.3%
Beverley Brown(8)	27,483	1.6%
Simon Ogier(9)	27,482	1.6%
Klaas de Boer(10)	24,460	1.4%
Steven DenBaars(11)	7,772	*
Sri Peruvemba(12)	8,654	*
Melisa Denis(13)	6,767	*
All directors and current executive officers as a group:	241,342	13.8%

*
Less than 1%

(1)
Consists of 211,895 shares of our common stock held by Octopus Titan VCT Plc and 1,707 shares of our common stock held by Octopus Investments Nominees Limited (collectively, the “Octopus Funds”). Octopus Investments Limited (“Octopus”) is the sole manager of each of the Octopus Funds. Through Octopus’s position with Octopus Funds, Octopus is deemed to control the voting and disposition of the shares of our common stock held by the Octopus Funds. Octopus disclaims beneficial ownership of the shares of our common stock held by the Octopus Funds except to the extent of its pecuniary interest therein.
(2)
Consists of 102,436 shares of our common stock held by Entrepreneurs Fund LP (“Entrepreneurs Fund”). Entrepreneurs Fund General Partner Limited (the “Entrepreneurs General Partner”) is the general partner of the Entrepreneurs Fund. By virtue of such relationship, Entrepreneurs General Partner may be deemed to have voting and investment power with respect to the securities held by Entrepreneurs Fund. Entrepreneurs Fund General Partner disclaims beneficial ownership of the shares of our common stock held by Entrepreneurs Fund except to the extent of its indirect pecuniary interest therein.

(3)
Based upon information contained in a Schedule 13G/A filed by AIGH Capital Management, LLC (“AIGH CM”) and Mr. Orin Hirschman on February 7, 2024 and other information known to the Company. Consists of shares of our common stock held by AIGH Investment Partners, L.P. (“AIGH LP”), WVP Emerging Manger Onshore Fund, LLC (“WVP”) and by AIGH Investment Partners, LLC (“AIGH LLC”). Excludes, after giving effect to the 9.99% beneficial ownership blockers, shares of common stock issuable upon the conversion of Series A-1 Preferred Stock and the exercise of certain warrants. Mr. Hirschman is the managing member of AIGH CM, which is an advisor or sub-advisor with respect to the securities held by AIGH LP and WVP, and president of AIGH LLC. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH CM and directly by AIGH LP and AIGH LLC.

(4)
Based upon information known to the Company. Excludes, after giving effect to the 9.99% beneficial ownership blockers, shares of common stock issuable upon the conversion of the exercise of certain warrants.

(5)
Based upon information contained in a Schedule 13G filed by Five Narrow Lane LP on February 1, 2024 and other information known to the Company. Excludes, after giving effect to the 9.99% beneficial ownership blockers, shares of common stock issuable upon the conversion of Series A-1 Preferred Stock and the exercise of certain warrants.

(6)
Includes 10,511 shares of our common stock held and options to acquire 88,339 shares of our common stock exercisable within 60 days of August 19, 2024.

(7)
Includes of 100 shares of our common stock held and options to acquire 39,774 shares of our common stock exercisable within 60 days of August 19, 2024.

(8)
Includes 672 shares of our common stock held by B Brown Consultants Ltd and options to acquire 26,811 shares of our common stock exercisable within 60 days of August 19, 2024, held by Dr. Brown. Dr. Brown exercises dispositive and voting power over the securities owned by B Brown Consultants Ltd.

(9)
Includes 5,760 shares of our common stock held and options to acquire 21,722 shares of our common stock exercisable within 60 days of August 19, 2024.

(10)
Includes (i) 5,715 shares of our common stock purchased by Mr. de Boer’s spouse in our private placement that closed in February 2021, (ii) options to acquire 7,215 shares of our common stock exercisable within 60 days of August 19, 2024, (iii) 5,715 shares of common stock issued upon conversion of Series A-2 Preferred Stock held by Mr. de Boer’s spouse, (iv) 5,715 shares of common stock issuable upon exercise of certain warrants held by Mr. de Boer’s spouse and (v) 100 shares of common stock held by Mr. de Boer.

(11)
Includes 815 shares of our common stock held and options to acquire 6,957 shares of our common stock exercisable within 60 days of August 19, 2024.

(12)
Includes 100 shares of our common stock held and options to acquire 8,554 shares of our common stock exercisable within 60 days of August 19, 2024.

(13)
Includes 100 shares of our common stock held and options to acquire 6,667 shares of our common stock exercisable within 60 days of August 19, 2024.

TRANSACTIONS WITH RELATED PERSONS
The following is a description of transactions since January 1, 2022, and each currently proposed transaction in which:
•
the Company has been or is to be a participant;

•
the amount involved exceeded or will exceed the lesser of $120,000 or 1% of our total assets at year-end for our last two completed fiscal years; and

•
any of our directors, executive officers or beneficial owners of more than 5% of our common stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation.”

Consulting Agreement with Sriram Peruvemba
Prior to his appointment as a director, Mr. Peruvemba served as a consultant to the Company, pursuant to a consultancy agreement entered into on September 13, 2019, by and between the SmartKem Limited and Marketer International (“Marketer”), a company controlled by Mr. Peruvemba (the “Consulting Agreement”). During the fiscal years ended December 31, 2022 and 2021, the Company paid Marketer $120,000 and $130,000, respectively. From January 1, 2023 through Mr. Peruvemba’s appointment to the Board on July 13, 2023, the Company paid Marketer $65,000. In addition, in connection with the services provided pursuant to the Consulting Agreement, on February 23, 2021, Mr. Peruvemba was granted options to purchase 66,029 shares of the Company’s common stock with an exercise price of $2.00 per share. The options vested immediately upon grant and expire on the 10th anniversary of the date of grant. On July 12, 2023, prior to Mr. Peruvemba’s appointment to the Board, the Consulting Agreement was terminated.
Registration Rights Agreement
In connection with the transactions (the “Exchange”) contemplated by the Share Exchange Agreement dated as of February 23, 2021 (the “Share Exchange Agreement”), whereby all of the equity interests in SmartKem Limited, except certain “deferred shares” which had no economic or voting rights and which were purchased by us for an aggregate purchase price of $49.00, were exchanged for shares of our common stock and SmartKem Limited became our wholly owned subsidiary. Following the closing of the Exchange, on February 23, 2021, we sold, in a private placement (the “Offering”) 290,343 shares of our common stock and pre-funded warrants to purchase up to 61,945 shares of our common stock for aggregate gross proceeds of $24.6 million pursuant to a private placement offering of our common stock (or pre-funded warrants in lieu thereof) at a purchase price of $70.00 per share or $69.65 per pre-funded warrant, as applicable. Pursuant to the Offering, we offered to certain purchasers whose purchase of shares of our common stock in the Offering would otherwise have resulted in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding common stock immediately following the closing of the Offering, the opportunity to purchase, if any such purchaser so chose, pre-funded warrants in lieu of shares of our common stock that would otherwise have resulted in such purchaser’s beneficial ownership exceeding 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding common stock, at a purchase price of $69.65 per pre-funded warrant. Each pre-funded warrant is exercisable for one share of our common stock at an exercise price of $0.35 per share. In connection with the Exchange and the Offering, we entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which we agreed to file, no later than 60 calendar days from the closing of the Offering a registration statement covering, among other things, (i) the shares of our common stock issued in the Offering (including shares of our common stock issuable upon the exercise of the pre-funded warrants sold in the Offering); (ii) the shares of our common stock issuable upon exercise of the warrants issued to the placement agent in the Offering; (iii) the shares of our common stock issued or issuable as a result of the Exchange; (iv) 71,429 shares of our common stock held by the stockholders of Parasol prior to the Exchange; and (v) 1,429 shares of our common stock issued to certain advisors in connection with the Exchange and the Offering ((i)-(v) collectively, the “Registrable Shares”). We must use commercially reasonable efforts to keep such registration statement effective for the earlier of (i) five years from the date it is declared effective by the SEC, (ii) the date on which all Registrable Shares have been transferred other than to certain enumerated permitted assignees under the Registration Rights Agreement, or (iii) the date on which no Registrable Securities are outstanding. All of our directors, except Mr. DenBaars, Mr. Peruvemba and Ms. Denis, executive officers, except Ms. Keck, and holders of more than 5% of our capital stock are parties to the Registration Rights Agreement.
Octopus Share Purchase
In connection with the Offering, we entered into an agreement with Octopus Titan VCT plc and certain related parties (the “Octopus Investors”), a holder of more than 5% of our common stock, pursuant to which the Octopus Investors agreed to purchase $2.0 million of our common stock on the same economic terms as the shares of common stock sold in the Offering subject to the satisfaction of certain U.K related tax requirements (the “Octopus Share Purchase”). The Octopus Share Purchase was conditioned on, among other things, the requirement that our gross assets must be less than £15.0 million at the time of the purchase and less than £16.0 million after giving effect to the Octopus Share Purchase.
On January 27, 2022, we entered into a subscription agreement (the “Subscription Agreement”) with the Octopus Investors effecting the Octopus Share Purchase. Pursuant to the Subscription Agreement, we issued the Octopus Investors an aggregate of 28,572 shares of common stock (the “Octopus Shares”), at a purchase price of $70.00 per share. On January 27, 2022, we also entered into a registration rights agreement with the Octopus Investors, pursuant to which we agreed, subject to customary exceptions, to file, no later than fifteen (15) calendar days after we filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, a registration statement with the SEC covering the Octopus Shares. We must use commercially reasonable efforts to keep such registration statement effective for the earlier of (i) five years from the date it is declared effective by the SEC, (ii) the date on which all Octopus Shares have been transferred other than to certain enumerated permitted assignees under the Octopus Registration Rights Agreement, or (iii) the date on which no Octopus Shares are outstanding.
June 2023 PIPE and Conversion Agreement
On June 14, 2023, we and certain investors (the “Purchasers”) entered into a securities purchase agreement (the “Purchase Agreement”) pursuant to which the Company sold an aggregate of (i) 9,229 shares of Series A-1 Convertible Preferred Stock at a price of $1,000 per share (the “Series A-1 Preferred Stock”), (ii) 2,950 shares of the Company’s Series A-2 Convertible Preferred Stock at a price of $1,000 per share (“Series A-2 Preferred Stock” and together with the Series A-1 Preferred Stock, the “Preferred Stock”), (iii) Class A Warrants to purchase up to an aggregate of 1,391,927 shares of common stock (the “Class A Warrant”), and (iv) Class B Warrants to purchase up to an aggregate of 798,396 shares of common stock (the “Class B Warrant” and together with the Class A Warrant, the “Warrants”) for aggregate gross proceeds of $12.2 million (the “June 2023 PIPE”).
On June 22, 2023 (the “Second Closing Date”), in a second closing of the June 2023 PIPE, we sold an aggregate of (i) 1,870.36596 Series A-1 Preferred Stock, (ii) 100 shares of Series A-2 Preferred Stock, and (iii) Class A Warrants to purchase up to an aggregate of 225,190 shares of common stock pursuant to the Purchase Agreement for aggregate gross proceeds of $2.0 million. In addition, 8,572 Class B Warrants were issued in lieu of cash payments for consulting services related to the offering. Each Class A Warrant has an exercise price of $8.75 and each Class B Warrant has an exercise price of $0.35, both subject to adjustments in accordance with the terms of the Warrants. The Warrants expire five years from the issuance date.
In connection with the June 2023 PIPE, we entered into a Registration Rights Agreement (the “2023 Registration Rights Agreement”) pursuant to which we agreed to register for resale (i) the shares of common stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”), (ii) the Class A Warrant Shares, (iii) any additional shares of common stock issued and issuable in connection with any anti-dilution provisions in the Preferred Stock or the Class A Warrants, (iv) any shares of common stock issued in lieu of cash dividends on the Series A-1 Preferred Stock and (v) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (together, the “2023 Registrable Securities”). Under the terms of the 2023 Registration Rights Agreement, the Company is required to file a registration statement with the SEC covering the resale of the Conversion Shares and the Series A Warrant Shares on or before the 45-day anniversary of the earlier of (x) the Second Closing Date and (y) June 23, 2023 (the “Offering Termination Date”) and to use its commercially reasonable efforts to cause such registration statement to declared effective by the SEC by the 135-day anniversary of the of the earlier of (x) the Second Closing Date and (y) the Offering Termination Date and to keep such registration statement continuously effective until the date that all 2023 Registrable Securities covered by such registration statement (a) have been sold, thereunder or pursuant to Rule 144, or (b) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The Company will be obligated to pay certain liquidated damages to the Purchasers if the Company fails to file such registration statement when required, fails to cause such registration statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of such registration statement pursuant to the terms of the Registration Rights Agreement. The 2023 Registration Rights Agreement also provides the Purchasers with “piggy-back” registration rights in certain circumstances if there is not an effective registration statement covering all of the Registerable Securities.
On January 26, 2024, we entered into a Consent, Conversion and Amendment Agreement (the “Consent Agreement”) with each holder of the Series A-1 Preferred Stock. Pursuant to the Consent Agreement, each holder of Series A-1 Preferred Stock converted, subject to the terms and conditions of the Consent Agreement, 90% of its Series A-1 Preferred Stock (the “Conversion Commitment”) into shares of common stock, except as provided below for the Exchanging Holders (as defined below). Pursuant to the Consent Agreement, in the event the conversion of all of the Series A-1 Preferred Stock held by a Holder would have resulted in such Holder acquiring shares of common stock in excess of its Beneficial Ownership Limitation (as defined in the Purchase Agreement) (an “Exchanging Holder”), such Exchanging Holder agreed to (i) convert its shares of Series A-1 Preferred Stock subject to its Conversion Commitment into shares of common stock up to its Beneficial Ownership Limitation, and (ii) exchange all of its remaining shares of Series A-1 Preferred Stock subject to its Conversion Commitment for Class C warrants (each a “Class C Warrant”) covering the shares of common stock that would have been issued to such Holder but for the Beneficial Ownership Limitation. The Class C Warrants have an exercise price of $0.0001, were exercisable upon issuance and will expire when exercised in full. The Series C Warrants may be exercised for cash or on a cashless basis at the election of the Exchanging Holder. The Class C Warrants may not be exercised to the extent that the Exchanging Holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the Exchanging Holder, 9.99%) of common stock immediately after exercise, except that upon at least 61 days’ prior notice from the Exchanging Holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise. Under the Consent Agreement, we issued (i) 412,293 shares of common stock and (ii) Class C Warrants to purchase up to 726,344 shares of common stock upon the conversion or exchange of an aggregate of 9,963 shares of Series A-1 Preferred Stock.
In connection with the Consent Agreement, on January 26, 2024, we and the Holders entered into a Registration Rights Agreement (the “2024 Registration Rights Agreement”) pursuant to which the Company agreed to register for resale (i) the shares of common stock issuable upon exercise of the Class B Warrants and Class C Warrants (ii) any additional shares of common stock issued and issuable in connection with any anti-dilution provisions in the Class B Warrants and the Class C Warrants, and (iii) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (together, the “2024 Registrable Securities”). Under the terms of the 2024 Registration Rights Agreement, the Company is required to file a registration statement with the SEC covering the resale of the 2024 Registrable Securities on or before the earlier of (x) the 45th day following the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 2023 and (y) April 11, 2024, to use its commercially reasonable efforts to cause such registration statement to declared effective by the SEC by the 60-day anniversary of the filing date (or the 75-day anniversary of the filing date in the case of a “full review” by the SEC), and to keep such registration statement continuously effective until the date that all 2024 Registrable Securities covered by such registration statement (a) have been sold, thereunder or pursuant to Rule 144, or (b) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The Company will be obligated to pay certain liquidated damages to the Holders if the Company fails to file such registration statement when required, fails to cause such registration statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of such registration statement pursuant to the terms of the 2024 Registration Rights Agreement. The 2024

Registration Rights Agreement also provides the Holders with “piggy-back” registration rights in certain circumstances if there is not an effective registration statement covering all of the Registerable Securities.
Orin Hirschman and his affiliates, The Hewlett Fund, LP and Five Narrow Lane, all of whom are beneficial holders of more than 5% of our capital stock, participated in the June 2023 PIPE Orin Hirschman and his affiliates purchased 5,029 shares of Series A-1 Preferred Stock, Series A Warrants to purchase 574,744 shares of common stock and Series B Warrants to purchase 596,800 shares of common stock in the June 2023 PIPE for $5.0 million. The Hewlett Fund purchased 2,500 shares of Series A-1 Preferred Stock, Series A Warrants to purchase 285,715 shares of common stock and Series B Warrants to purchase 160,000 shares of common stock in the June 2023 PIPE for $2.5 million. Five Narrow Lane purchased 1,200 shares of Series A-1 Preferred Stock, and Series A Warrants to purchase 137,143 shares of common stock in the June 2023 PIPE for $1.2 million. In connection with the June 2023 PIPE, we also issued The Hewlett Fund, LP additional Series B Warrants to purchase 42,858 shares of common stock pursuant to a consulting agreement.
Orin Hirschman and his affiliates, The Hewlett Fund, LP and Five Narrow Lane were also parties to the Consent Agreement and the 2024 Registration Rights Agreement. In connection with the Consent Agreement, we issued to Orin Hirschman and his affiliates Series C Warrants to purchase 469,201 shares of common stock and The Hewlett Fund Series C Warrants to purchase 257,143 shares of common stock.
Policies and Procedures for Related Party Transactions
Our Board has adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest (collectively “related parties”), are not permitted to enter into a transaction with us without the prior consent of our Board acting through the Audit Committee or, in certain circumstances, the chairman of the Audit Committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our Audit Committee, or in certain circumstances the chairman of our Audit Committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee, or the chairman of our Audit Committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.
Director Independence
Pursuant to the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under such rules, our Board has determined that all current members of the Board are independent, except Mr. Jenks and Mr. Peruvemba. Mr. Jenks is not an independent director under these rules because he is an executive officer of the Company. Mr. Peruvemba is not an independent director under these rules, because, prior to his appointment to the Board, he served as a consultant to the Company and earned compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the last three years. Ms. Keck, who resigned from the Board in November of 2023, was not an independent director under these rules because she is an executive officer of the Company. In making such independence determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of our directors, our Board considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors and executive officers.

PROPOSAL 2: RATIFY THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024
Principal Accountant Fees and Services
Upon approval of the Audit Committee of the Board, Marcum LLP (“Marcum”) was engaged, effective June 20, 2023, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. BDO LLP (“BDO”) served as our independent registered public accounting firm until June 20, 2023. The following table summarizes the fees paid for professional services rendered by Marcum for each of the last two fiscal years:
	For the Years End December 31,
US$(000)	2023	2022
Audit fees	$234	$—
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$234	$—
Audit Fees
Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual financial statements, the review of our quarterly financial statements, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on our financial statements, services provided in connection with the offerings of our securities and audit services provided in connection with other statutory or regulatory filings.
Procedures for Approval of Fees
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.
The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to our Board that the audited financial statements be included in our annual report on Form 10-K.
Attendance at Annual Meeting
Representatives of Marcum will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.
Change in Auditors
On June 20, 2023, the Company requested and the Audit Committee accepted the resignation of BDO, the Company’s independent registered public accounting firm, effective June 20, 2023. The Audit Committee approved the engagement of Marcum as its new independent registered public accounting firm as of and for the year ended December 31, 2023 to fill the vacancy created by the resignation of BDO. As described below, the change in independent registered public accounting firm is not the result of any disagreement with BDO.
BDO’s audit reports on the Company’s financial statements for the years ended December 31, 2021 and 2022 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that (i) the reports contained explanatory paragraphs stating that conditions existed that raised substantial doubt about the Company’s ability to continue as a going concern and (ii) the report for the year ended December 31, 2021 contained a paragraph related to the restatement of the 2021 financial statements.
During the fiscal years ended December 31, 2021 and 2022, and the subsequent interim periods through June 20, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except (a) the material weakness in internal controls identified by management in August 2022 related to the design and implementation of controls to evaluate and monitor the presentation and compliance with accounting principles generally accepted in the United States of America related to the cash flow statement and (b) the material weaknesses identified during the year ended December 31, 2020 and interim reporting periods during the year ended December 31, 2021 related to (x) segregation of duties risks in connection with the Company’s information technology infrastructure and (y) the fact that policies and procedures with respect to the review, supervision and monitoring of the Company’s accounting and reporting functions were either not designed and in place, or not operating effectively.
During the fiscal years ended December 31, 2021 and 2022 and the subsequent interim periods through June 20, 2023, neither the Company nor anyone on its behalf has consulted with Marcum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
“FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS
Stockholder Proposals for 2025 Annual Meeting
Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2025 annual meeting of stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than April 24, 2025 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.
Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2025 annual meeting of stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than June 25, 2025 and no earlier than May 26, 2025; provided, however, that in the event the annual meeting is scheduled to be held more than thirty (30) days before the anniversary date of the immediately preceding annual meeting of stockholders (the “Anniversary Date”) or more than seventy (70) days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not earlier than the close of business on the one hundred twentieth (120th) day prior to the scheduled date of such annual meeting of stockholders and not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such annual meeting of stockholders; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such annual meeting of stockholders is first made by us. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.
In addition to satisfying the foregoing requirements pursuant to the Company’s bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 25, 2025. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our bylaws as described in this section and it shall not extend any such deadline set forth under our bylaws.
ANNUAL REPORT
Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was a holder of record or a beneficial owner of our common stock on August 19, 2024. Exhibits to the Annual Report on Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.
Our audited financial statements for the fiscal year ended December 31, 2023 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary, or by phone at +44 161 721 1514. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.
OTHER MATTERS
As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.
By Order of the Board of Directors
/s/ Ian Jenks

Ian Jenks
Chairman and Chief Executive Officer
August 22, 2024
Manchester, United Kingdom

SMARTKEM, INC.
ATTN: BARBRA KECK, CFO
3 GERMAY DRIVE
UNIT 4 #1029
WILMINGTON, DE 19804

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SMARTKEM, INC.

	For All	Withhold All	For All Except
1. Election of Directors (Class III to serve until the 2027 Annual Meeting of Stockholders)	☐	☐	☐

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Nominees:

01) Ian Jenks
02) Melisa Denis

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV55557-P17340! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.SMARTKEM, INC.ATTN: BARBRA KECK, CFO3 GERMAY DRIVEUNIT 4 #1029WILMINGTON, DE 19804VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by11:59 p.m. Eastern Time on September 22, 2024. Have your proxy card in hand when youaccess the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/SMTK2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Time on September 22, 2024. Have your proxy card in hand when youcall and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.Nominees:2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.1. Election of Directors (Class III to serve until the 2027Annual Meeting of Stockholders)SMARTKEM, INC.The Board of Directors recommends you vote FOR thefollowing:The Board of Directors recommends you vote FOR the following proposal:01) Ian Jenks02) Melisa DenisSCAN TOVIEW MATERIALS & VOTE w

V55558-P17340Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.SMARTKEM, INC.Annual Meeting of StockholdersSeptember 23, 2024 12:00 PMThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Ian Jenks and Barbra C. Keck, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of SmartKem, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via the Internet at www.virtualshareholdermeeting.com/SMTK2024, at 12:00 PM, Eastern Time on Monday, September 23, 2024,and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side